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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 F O R M  8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 15, 1995


                      SERVICE CORPORATION INTERNATIONAL
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           (Exact name of registrant as specified in its charter)


                                    TEXAS
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               (State or other jurisdiction of incorporation)


         1-6402-1                                         74-1488375
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  (Commission File Number)                    (IRS Employer Identification No.)


         1929 Allen Parkway, Houston, Texas                 77019
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      (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code:  (713) 522-5141
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ITEM 5.  OTHER EVENTS

                 On September 15, 1995, the Securities and Exchange Commission ("SEC") ordered the institution of administrative proceedings involving the disclosure by Service Corporation International (the "Company") relating to its change of accountants in its Current Report on Form 8-K, as amended, filed in April 1993. Simultaneously, with the institution of proceedings, the Company, without admitting or denying the SEC's facts, conclusions or findings, consented to the entry of a Cease and Desist Order by the SEC ordering the Company not to violate the provisions of Section 13(a) of the Securities Exchange Act of 1934 and Rules 12b-20 and 13a-11 thereunder. Attached is a copy of the SEC's Order filed as an Exhibit to this Form 8-K. The SEC staff has advised the Company that, with the entry of this Order, the staff's investigation in this matter has been concluded.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (c) The following exhibit is filed as part of this report on Form 8-K:

         Exhibit 99.1 -   Securities and Exchange Commission Order Instituting
                          Proceeding Pursuant to Section 21C(a) of the
                          Securities Exchange Act of 1934, Making Findings and
                          Cease and Desist Order dated September 15, 1995.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SERVICE CORPORATION INTERNATIONAL



Date:  September 18, 1995            By:  /s/ James M. Shelger
                                        ---------------------------------
                                          James M. Shelger
                                          Senior Vice President
                                          General Counsel and Secretary
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                              INDEX TO EXHIBITS



Exhibit
  No.                            Description
-------                          -----------
 99.1   -      Securities and Exchange Commission Order Instituting
               Proceeding Pursuant to Section 21C(a) of the
               Securities Exchange Act of 1934, Making Findings and
               Cease and Desist Order dated September 15, 1995.